Segment Reporting - Additional Information (Details)	12 Months Ended
Dec. 31, 2025 Segment
Segment Reporting [Abstract]
Number of operating segments	1
Number of reportable segments	1
Segment reporting expense information used by CODM, description	Our single reportable segment entity is managed on a consolidated basis, with the CEO serving as the chief operating decision maker (“CODM”). On a monthly basis the CODM reviews financial information presented on a consolidated basis, as reported in the consolidated statements of income, and uses consolidated operating income and net income to assess performance and allocate resources. The CODM does not receive information that is disaggregated or presented outside of the consolidated statement of income.
Segment reporting, CODM, individual title and position or group name [Extensible Enumeration]	Chief Executive Officer [Member]